UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2010

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
363 N. Sam Houston Parkway E., Suite 100
Houston, Texas 77060
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 847-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On January 25, 2010, Newfield Exploration Company (the “Company”) completed the public offering of $700,000,000 aggregate principal amount of the Company’s 6 7/8% Notes due 2020 (the “Notes”). The Notes were issued under the Indenture, dated as of December 10, 2001 (the “Indenture”), between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association, formerly First Union National Bank), as trustee, as supplemented by the Fifth Supplemental Indenture, dated as of January 25, 2010 (the “Fifth Supplemental Indenture”), among the Company and U.S. Bank National Association, as trustee. The Indenture was filed with the Securities and Exchange Commission (the “Commission”) on December 13, 2001 as Exhibit 4.5 to the Company’s Form S-3. A copy of the Fifth Supplemental Indenture is filed herewith as Exhibit 4.1 and incorporated by reference herein. The form of the Notes issued pursuant to the Fifth Supplemental Indenture is filed herewith as Exhibit 4.2, and the terms and conditions thereof are incorporated by reference herein.
     The Notes have been issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-150622), filed with the Commission on May 2, 2008. The material terms of the Notes are described in the prospectus supplement, dated January 20, 2010, as filed by the Company with the Commission on January 21, 2010, pursuant to Rule 424(b) under the Securities Act of 1933, which relates to the offer and sale of the Notes and supplements the prospectus dated May 2, 2008.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

4.1	Fifth Supplemental Indenture, dated as of January 25, 2010, to Subordinated Indenture dated as of December 10, 2001 between the Company and U.S. Bank National Association (as successor trustee to Wachovia Bank, National Association, as Trustee (formerly known as First Union National Bank))

4.2	Form of 6 7/8% Senior Subordinated Note due 2020 (included in Exhibit 4.1 hereto)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: January 25, 2010	By:	/s/ Brian L. Rickmers
Brian L. Rickmers
Controller

Exhibit Index

Exhibit No.	Description
4.1	Fifth Supplemental Indenture, dated as of January 25, 2010, to Subordinated Indenture dated as of December 10, 2001 between the Company and U.S. Bank National Association (as successor trustee to Wachovia Bank, National Association, as Trustee (formerly known as First Union National Bank))

4.2	Form of 6 7/8% Senior Subordinated Note due 2020 (included in Exhibit 4.1 hereto)